GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated November 4, 2015 to the

Prospectus, Summary Prospectus and Statement of Additional Information

dated April 30, 2015, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, New Mountain Vantage Advisers, L.L.C. will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” in the Prospectus and the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Portfolio Management” in the Summary Prospectus:

As of the date of this Prospectus, as supplemented, Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Lateef Investment Management L.P. (“Lateef”), New Mountain Vantage Advisers, L.L.C. (“New Mountain”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Lateef Investment Management, L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

New Mountain Vantage Advisers, L.L.C.

New Mountain Vantage Advisers, L.L.C. (“New Mountain”), located at 787 7th Avenue, 49th Floor, New York, New York 10019, an investment adviser registered with the SEC, is a research-driven, U.S.-focused equity strategy firm whose objective is to achieve attractive risk-adjusted returns across market cycles, with an investment emphasis on companies that have multiple pending catalysts for value realization. As of December 31, 2014, New Mountain had approximately $2.6 billion in assets under management. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit strategy.

* * *

Effective December 1, 2015, the Board of Trustees of Goldman Sachs Trust II approved a reduction to the management fee, as well as a management fee waiver, for the Fund. Accordingly, the Fund’s Prospectus and Summary Prospectus will be revised as follows:

The following replaces the tables and accompanying footnotes under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Fees and Expenses of the Fund” in the Prospectus and under “Goldman Sachs Multi-Manager Alternatives Fund—Fees and Expenses of the Fund” in the Summary Prospectus:

	Class A		Class C	Institutional		Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%	None		None		None

	Class A		Class C	Institutional		Class IR		Class R
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	1.90%		1.90%	1.90%		1.90%		1.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None		0.50%
Other Expenses[2,3]	0.92%		1.21%	0.76%		1.00%		0.86%
Service Fees	Non	e	0.25%	Non	e	Non	e	Non	e
Dividend and Interest Payments on Securities Sold Short	0.17%		0.19%	0.17%		0.19%		0.14%
Remainder of Other Expenses	0.75%		0.77%	0.59%		0.81%		0.72%
Acquired Fund Fees and Expenses[4,5]	0.07%		0.07%	0.07%		0.07%		0.07%
Total Annual Fund Operating Expenses[6]	3.14%		3.93%	2.73%		2.97%		3.33%
Fee Waiver and Expense Limitation[6,7]	(0.46)%		(0.46)%	(0.45)%		(0.52)%		(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[7]	2.68%		3.47%	2.28%		2.45%		2.88%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Fund’s “Management Fees” and “Other Expenses” have been restated to reflect current fees.
[3]	The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.
[4]	Based on estimated amounts for the current fiscal year.
[5]	“Acquired Fund Fees and Expenses” reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the Subsidiary (as defined below) in which the Fund invests.
[6]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[7]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management rate of 1.83% as an annual percentage of average daily net assets of the Fund; (ii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary at an annual rate of 0.42% of the Subsidiary’s average daily net assets; (iii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.114% of the Fund’s average daily net assets and (iv) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional, Class IR, and Class R to 2.38%, 3.13%, 1.98%, 2.13% and 2.63%, respectively. The management fee waiver arrangement with respect to the fee paid by the Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The arrangements will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the table under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Expense Example” in the Prospectus and “Goldman Sachs Multi-Manager Alternatives Fund—Expense Example” in the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$806	$1,425	$2,067	$3,780
Class C Shares
– Assuming complete redemption at end of period	$450	$1,157	$1,981	$4,121
– Assuming no redemption at end of period	$350	$1,157	$1,981	$4,121
Institutional Shares	$231	$804	$1,404	$3,026
Class IR Shares	$248	$870	$1,517	$3,254
Class R Shares	$291	$982	$1,696	$3,589

The following replaces the table under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

Fund	Contractual Management Fee Annual Rate*	Average Daily Net Assets
Multi-Manager Alternatives Fund	1.90%	First $2 Billion
	1.80%	Next $3 Billion
	1.71%	Next $3 Billion
	1.68%	Over $8 Billion

*	Reflects combined management fees paid to the Investment Adviser by the Fund and the Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place.

The following replaces the first two paragraphs below the table under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

The Investment Adviser may waive a portion of its management fee from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to waive a portion of its management fee for the Fund in order to achieve an effective net management fee rate of 1.83% as an annual percentage of average daily net assets of the Fund. This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividends and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.114% of the Fund’s average daily net assets through at least February 28, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

* * *

Effective on or before January 4, 2016, Lateef Investment Management L.P. (“Lateef”) will no longer be an Underlying Manager (investment subadvisor) for the Fund. Accordingly, all references to Lateef in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

MMALTMGRSTK 11-15